                 UNITED STATES SECURITIES AND EXCHANGE COMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - NOVEMBER 29, 2000



                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.



                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number 13-2607329

               50 North Laura Street, Jacksonville, Florida 32202
                          (Principal Executive Office)


                        Telephone Number: (904) 357-9100

                                  RAYONIER INC.

                                TABLE OF CONTENTS



                                                              PAGE

         Item 5.     Other Events                               1

         Item 7.     Financial Statements and Exhibits          1

                     Signature                                  1

                     Exhibit Index                              2

          ITEM 5.  OTHER EVENTS

          Incorporated by reference is a news release issued by the Registrant on November 28, 2000, attached as Exhibit 99.1.


          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                   See Exhibit Index on Page 2.








                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RAYONIER INC. (Registrant)

                                             BY   /S/ George C. Kay
                                                  --------------------------
                                                  George C. Kay
                                                  Vice President and
                                                  Corporate Controller


November 29, 2000

                                  EXHIBIT INDEX




EXHIBIT NO.                    DESCRIPTION                      LOCATION
-----------                    -----------                      --------

   99.1                        News Release issued               Filed herewith
                               November 28, 2000